Note 2 - Summary of Significant Accounting Policies: Loss Per Share of Common Stock (Policies)	9 Months Ended
Sep. 30, 2013
Policies
Loss Per Share of Common Stock

Loss per Share of Common Stock

The Company reports earnings (loss) per share in accordance with Accounting Standards Codification “ASC” Topic 260-10, "Earnings per Share." Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. Diluted earnings (loss) per share has not been presented since the effect of the assumed conversion of warrants and debt to purchase common shares would have an anti-dilutive effect. Potential common shares as of September 30, 2013 that have been excluded from the computation of diluted net loss per share consist of Unit holders’ options to convert their respective oil revenue interests into a total 4,350 (post-split)  shares of the Company’s common stock and $214,500 of debt convertible into a variable number of common shares (See Note 7).  Potential common shares as of September 30, 2012 that have been excluded from the computation of diluted net loss per share consist of (a) warrants to purchase 14,000 (post-split) shares of the Company’s common stock and (b) Unit holders’ options to convert their respective oil revenue interests into a total 24,030 (post-split)  shares of the Company’s common stock.